UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):   September 17, 2004

Churchill Downs Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Kentucky

(State or Other Jurisdiction of Incorporation)

                                                  0-1469                                                61-0156015

                                               (Commission File Number)                          (IRS Employer Identification No.)

                700 Central Avenue
                Louisville, Kentucky                                                                           40208

          (Address of Principal Executive Offices)                                                                          (Zip Code)

(502) 636-4400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         Churchill Downs Incorporated (“Churchill”) entered into an amendment dated as of September 17, 2004 to the August 31, 2004 asset purchase agreement between Churchill and Fair Grounds Corporation (“Fair Grounds”), in which Churchill agreed to acquire Fair Grounds Race Course in New Orleans, Louisiana, including a thoroughbred race track, 145 acres, support facilities and off-track betting facilities associated with the racetrack, from Fair Grounds (the “Fair Grounds Purchase Agreement”). The Fair Grounds Purchase Agreement is conditioned upon the approval of the United States Bankruptcy Court for the Eastern District of Louisiana (“Bankruptcy Court”) of the Fair Grounds Purchase Agreement and a consensual amended plan of reorganization of Fair Grounds in its Chapter 11 bankruptcy case.

        The amendment provides that Churchill may, in its discretion, determine up to the date of closing the contracts of Fair Grounds which it will assume at closing, and clarifies certain other rights and obligations of the parties under the Fair Grounds Purchase Agreement, as amended. The parties further agreed in the amendment to request entry of an order of the Bankruptcy Court confirming the plan of reorganization providing for the purchase of assets by Churchill on or before October 1, 2004. The parties agreed in the amendment that the Fair Grounds Purchase Agreement cannot be terminated after the date of the Bankruptcy Court's order confirming the plan of reorganization, and that any amendment or waiver of the Fair Grounds Purchase Agreement requires the approval of the Louisiana Horsemen's Benevolent and Protective Association 1993, Inc.

        The amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

2.1	First Amendment to Asset Purchase Agreement dated as of September 17, 2004 among Churchill Downs Incorporated, on behalf of a wholly owned subsidiary to be formed, Fair Grounds Corporation, a Louisiana corporation and debtor-in-possession, and for the sole purpose of the provisions set forth in Section 5, Churchill Downs Incorporated, a Kentucky corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
September 22, 2004	/s/ Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)